Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Coca-Cola Consolidated, Inc. (the “Company”) for the fiscal year ended December 29, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, J. Frank Harrison, III, Chairman of the Board of Directors and Chief Executive Officer of the Company, and F. Scott Anthony, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Frank Harrison, III
J. Frank Harrison, III
Chairman of the Board of Directors and
Chief Executive Officer
February 25, 2020

/s/ F. Scott Anthony
F. Scott Anthony
Executive Vice President and Chief Financial Officer
February 25, 2020